UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

RELIV’ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-19932	37-1172197
(Commission File Number)	(IRS Employer Identification No.)

136 Chesterfield Industrial Boulevard	Chesterfield, Missouri 63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (636) 537-9715

                Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Reliv International, Inc. (the “Company”) was held on Thursday, May 25, 2017 at 9:00 a.m. Central Daylight Savings Time at the corporate headquarters of the Company located at 136 Chesterfield Industrial Boulevard, Chesterfield, Missouri.

The following actions were submitted and approved by a vote of the stockholders of the Company:

1.	Election of five directors.

2.	Approval of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to reduce our authorized shares.

3.	Approval of the 2017 Incentive Stock Plan.

4.	Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for 2017.

Stockholders of record at the close of business on March 17, 2017 were entitled to vote. A total of 1,568,510 shares were represented by proxy or in person at the Annual Meeting, which constituted more than 84% of the Company’s issued and outstanding shares of common stock. These shares were voted on the matters presented at the Annual Meeting as follows:

1.        For the election of directors:

Name	For	Against	Abstentions and Broker Non-Votes

Robert L. Montgomery	996,163	61,809	510,538

Carl W. Hastings	1,019,612	40,325	508,573

John B. Akin	1,003,437	53,874	511,199

Robert M. Henry	1,005,294	54,041	509,175

John M. Klimek	1,033,335	25,208	509,967

2.        Approval of the amendment to the Company’s Second Amended and Restated Certificate of Incorporation to reduce our authorized shares.

For	Against	Abstentions and Broker Non-Votes

1,055,975	3,272	509,263

3.        Approval of the 2017 Incentive Stock Plan.

For	Against	Abstentions and Broker Non-Votes

937,409	121,355	509,746

4.        Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for 2017.

For	Against	Abstentions

1,559,273	6,510	2,727

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Relìv International, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Chesterfield, State of Missouri, on May 26, 2017.

RELIV’ INTERNATIONAL, INC.

By:	/s/ Steven D. Albright
Steven D. Albright
Chief Financial Officer